AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                                 AND CONSULTANTS
                         3033 EAST 1ST AVENUE, SUITE 201
                             DENVER, COLORADO 80206




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the use of our report dated August 12, 1998 and to the reference made to our firm under caption "Experts" included in or made part of this Form SB-2.



                                 /s/ AJ. ROBBINS, P.C.
                                    -----------------------------------
                                     AJ. ROBBINS, P.C.
                                     CERTIFIED PUBLIC ACCOUNTANTS
                                      AND CONSULTANTS


Denver, Colorado
September 25, 1998